                                                               Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                           MERIDIAN BIOSCIENCE, INC.

                               OFFER TO EXCHANGE
                5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2013
             IN PRINCIPAL AMOUNT OF $16,000,000 FOR EQUAL AMOUNT OF
          OUTSTANDING 7% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                      PURSUANT TO THE OFFERING MEMORANDUM
                            DATED NOVEMBER 12, 2003

        THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME,
          ON DECEMBER 11, 2003, UNLESS EXTENDED OR EARLIER TERMINATED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       LASALLE BANK, NATIONAL ASSOCIATION

                             By Mail, Overnight, or
                               Personal Delivery:

                      135 South LaSalle Street, Suite 1811
                               Chicago, IL 60603
                          Attn: Corp. Trust Operations

                             Confirm by Telephone:

                                 (312) 904-2450
                           Toll-Free: (800) 246-5761

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR EXISTING DEBENTURES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Memorandum, dated November 12, 2003 (the "Offering Memorandum"), of Meridian Bioscience, Inc. ("Meridian") and this Letter of Transmittal. The Offering Memorandum, together with this Letter of Transmittal, constitutes an offer to exchange (the "Exchange Offer") our 5% Convertible Subordinated Debentures due 2013 (the "New Debentures") in the principal amount of $16,000,000 for an equal principal amount of our outstanding 7% Convertible Subordinated Debentures due 2006 (the "Existing Debentures"). This Exchange Offer is being extended to all holders of the Existing Debentures.

     If you decide to tender your Existing Debentures, and we accept the Existing Debentures, this will constitute a binding agreement between you and us, subject to the terms and conditions set forth in the Offering Memorandum and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Memorandum entitled "The Exchange
Offer -- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration date of the Exchange Offer to participate in the Exchange Offer:

     - tender your Existing Debentures by sending the certificates representing your Existing Debentures, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at the address listed above; or

     - tender your Existing Debentures by using the book-entry transfer procedures described in the section of the Offering Memorandum entitled "The Exchange Offer -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an "agent's message" (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

     In order for a book-entry transfer to constitute a valid tender of your Existing Debentures in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Existing Debentures into the Exchange Agent's account at The Depository Trust Company prior to the expiration date of the Exchange Offer. The term "agent's message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we will be able to enforce this Letter of Transmittal against you.

     The physical delivery of documents to The Depository Trust Company's book-entry transfer facility will not constitute delivery to the Exchange Agent. The procedures for book-entry transfer must be followed.

     If you are a holder of Existing Debentures and wish to tender your Existing Debentures in the Exchange Offer, but the certificates for Existing Debentures are not immediately available, time will not permit your certificates for Existing Debentures or other required documents to reach the Exchange Agent before the expiration date of the Exchange Offer, or the procedure for book-entry transfer cannot be completed prior to the expiration date of the Exchange Offer, you may tender the Existing Debentures by following the procedures described in the section of the Offering Memorandum entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     Only registered holders of Existing Debentures (the "Registered
Holders") -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- are entitled to tender their Existing Debentures for exchange in the Exchange Offer. If you are a beneficial owner whose Existing Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Existing Debentures in the Exchange Offer, you should promptly contact the person in whose name the Existing Debentures are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Existing Debentures, you must either make appropriate arrangements to register ownership of the Existing Debentures in your name or obtain a properly completed bond power from the person in whose name the Existing Debentures are registered.

     You must complete this Letter of Transmittal if you are a Registered Holder of Existing Debentures -- which includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- and either (1) you wish to tender the certificates representing your Existing Debentures to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Existing Debentures by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an "agent's message."

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Existing Debentures Tendered," (2) if appropriate, check and complete the boxes relating to guaranteed delivery and book-entry transfer and the box entitled "Special Payment/ Issuance Instructions" and/or "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Existing Debentures Tendered" and signing below, you will have tendered your Existing Debentures for exchange on the terms and conditions described in the Offering Memorandum and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

     Note: Signatures must be provided below. Please read the accompanying instructions carefully.

                          BOX BELOW TO BE COMPLETED BY
                  ALL TENDERING HOLDERS OF EXISTING DEBENTURES

-----------------------------------------------------------------------------------------------
                          DESCRIPTION OF EXISTING DEBENTURES TENDERED
-----------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT OF
   NAMES(S) AND ADDRESS(ES) OF REGISTERED                                 EXISTING DEBENTURES
                  HOLDER(S)                    CERTIFICATE NUMBER(S)*         TENDERED**
-----------------------------------------------------------------------------------------------
                                               ------------------------------------------------
                                               ------------------------------------------------
                                               ------------------------------------------------
                                               TOTAL
-----------------------------------------------------------------------------------------------

   *  Need not be completed by holders who tender by book-entry transfer.
   ** Unless otherwise indicated in this column 3, a holder will be deemed to have tendered ALL of the Existing Debentures represented by certificate(s) listed in column 2. (See Instruction 4).

   --------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR EXISTING DEBENTURES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR EXISTING DEBENTURES HAVE BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).*

     Certificate Number(s):
    ----------------------------------------------------------------------------

     Principal Amount(s) Represented:
    ---------------------------------------------------------------------------

     * You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Existing Debentures. (See Instruction 12)

IF DELIVERED BY NOTICE OF GUARANTEED DELIVERY, COMPLETE THE FOLLOWING:

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

     Window Ticket Number (if any):
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
    ---------------------------------------------------------

     Name of Institution which Guaranteed Delivery:
    --------------------------------------------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

[ ] CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

  ------------------------------------------------------------------------------

     Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING DEBENTURES NOT TO BE TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

                     SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if certificates for Existing Debentures not exchanged and/or New Debentures are to be issued in the name of someone other than the Registered Holder of the Existing Debentures.

[ ]  Issue New Debentures to:

[ ]  Issue unexchanged Existing Debentures to:

Name(s): -----------------------------------------------------------------------

Address: -----------------------------------------------------------------------

------------------------------------------------

Telephone: ---------------------------------------------------------------------

Tax Identification or Social Security Number (See Instruction 9):

------------------------------------------------

[ ] Credit unexchanged Existing Debentures delivered by book-entry transfer to the following DTC account:
DTC Account
Number: -----------------------------------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if certificates for Existing Debentures not exchanged and/or New Debentures are to be sent to someone other than the Registered Holder of the Existing Debentures or to the Registered Holder at an address other than that shown below:

[ ]  Deliver New Debentures to:

[ ]  Deliver unexchanged Existing Debentures to:

Name(s): -----------------------------------------------------------------------

Address: -----------------------------------------------------------------------

Telephone: ---------------------------------------------------------------------

Tax Identification or Social Security Number (See Instruction 9):

------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Memorandum and this Letter of Transmittal, I hereby tender to Meridian Bioscience, Inc. ("Meridian") the aggregate principal amount of Existing Debentures described above in the box entitled "Description of Existing Debentures Tendered" in exchange for an equal principal amount of New Debentures.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Debentures tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, Meridian all right, title and interest in and to the Existing Debentures tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of Meridian in connection with the Exchange Offer -- with respect to the tendered Existing Debentures, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Memorandum, to (1) deliver certificates representing the tendered Existing Debentures to Meridian together with all accompanying evidences of transfer and authenticity to, or upon the order of, Meridian, (2) present certificates representing the tendered Existing Debentures for transfer, and to transfer the tendered Existing Debentures on the books of Meridian, and (3) receive for the account of Meridian all benefits and otherwise exercise all rights of ownership of the tendered Existing Debentures, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Existing Debentures tendered by this Letter of Transmittal and that, when the tendered Existing Debentures are accepted for exchange, Meridian will acquire good, marketable and unencumbered title to the tendered Existing Debentures, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Existing Debentures are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Meridian or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Debentures tendered by this Letter of Transmittal. I have read and agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the Registered Holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- are printed above as they appear on the certificate(s) representing the Existing Debentures tendered by this Letter of Transmittal. The certificate number(s) of the Existing Debentures that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Payment/ Issuance Instructions" above, I hereby direct that the New Debentures be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Debentures, that the New Debentures be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Debentures be delivered to the address shown below my signature.

     If I have (1) tendered any Existing Debentures that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Existing Debentures than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Payment/ Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Existing Debentures that are not tendered or not exchanged should be issued in the name of the undersigned and delivered to the address shown below my signature or, in the case of a book-entry transfer of Existing Debentures, that Existing Debentures that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Meridian's expense, promptly following the expiration or termination of the Exchange Offer.

     I understand that if I decide to tender Existing Debentures, and Meridian accepts all or any part of such Existing Debentures for exchange, this will constitute a binding agreement between me and Meridian with respect to the Existing Debentures so accepted for exchange, subject to the terms and conditions set forth in the Offering Memorandum and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the Offering Memorandum under the caption "The Exchange Offer," Meridian may not be required to accept for exchange any Existing Debentures tendered by this Letter of Transmittal.

     By tendering Existing Debentures and executing this Letter of Transmittal, or delivering an "agent's message" instead of this Letter of Transmittal, I hereby waive any and all rights to receive any payments, including, without limitation, interest payments with respect to the Existing Debentures beyond the date such Existing Debentures are accepted for exchange, and waive any and all claims that arise out of or are based upon my ownership or acquisition of the Existing Debentures, and agree that Meridian' obligations to me under the New
Note indenture and the New Debentures described in the Offering Memorandum supersede and replace in their entirety Meridian' obligations to me under the Existing Note indenture and the Existing Debentures.

     Any Existing holder who becomes eligible to receive consideration under the terms of the Exchange Offer will receive New Debentures issued in principal amounts equal to that of the Existing Debentures so tendered and accepted for exchange.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Memorandum, this tender is irrevocable.

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                              (SEE INSTRUCTION 9)

          SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2

This Letter of Transmittal must be signed by (1) the Registered
Holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- exactly as the name(s) of the Registered Holder(s) appear(s) on the certificate(s) for the Existing Debentures tendered or on the register of holders maintained by Meridian, or (2) any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary capacity, please set forth the signer's full title. (See Instruction
5).

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Signature(s) of Existing Note Holder(s)

Name(s): -----------------------------------------------------------------
                             (Please Print or Type)

Date: ------------------------------, 2003

Capacity: -----------------------------------------------------------------

Address: -----------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number: ----------------------------------------

Tax Identification or Social Security Number: -------------------------
                              (See Instruction 9)

                            SIGNATURE(S) GUARANTEED
                              (SEE INSTRUCTION 2)

Eligible Guarantor Institution: ----------------------------------------

Official Signature: -------------------------------------------------------

Date: ------------------------------, 2003

                              SUBSTITUTE FORM W-9

                             DEPARTMENT OF TREASURY
                            INTERNAL REVENUE SERVICE

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 9)

                                 PAYOR'S NAME:
                      ------------------------------------

---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   ------------------------------
FORMW-9                          THE RIGHT AND CERTIFY BY SIGNING AND DATING       TIN:
DEPARTMENT OF THE TREASURY       BELOW. For individuals, this is your Social       Social Security
INTERNAL REVENUE SERVICE         Security Number (SSN). For sole proprietors, use  Number or Employer
                                 your Social Security Number or see the            Identification Number
                                 Instructions in the enclosed Guidelines. For
                                 other entities, use your Employer Identification
                                 Number (EIN). If you have applied for, but have
                                 not received, a TIN, write "Applied For" in the
                                 box at the right, sign and date this certificate
                                 and see the enclosed Guidelines. If you do not
                                 have a TIN see the enclosed Guidelines on
                                 obtaining one.
                                 ------------------------------------------------
PAYOR'S REQUEST                  PART 2 -- CERTIFICATION -- UNDER PENALTIES OF
FOR TAXPAYER                     PERJURY, I CERTIFY THAT: (1) the number shown on
IDENTIFICATION                   this form is my correct Taxpayer Identification
NUMBER ("TIN")                   Number (or I am waiting for a number to be
AND CERTIFICATION                issued to me), (2) either I am exempt from
                                 backup withholding, I have not been notified by
                                 the IRS that I am subject to backup withholding
                                 as a result of a failure to report all interest
                                 and dividends, or the IRS has notified me that I
                                 am no longer subject to backup withholding, and
                                 (3) I am a U.S. person (including a resident
                                 alien).
                                 Signature
                                 ---------------------------------------------
                                 Date:
                                 ------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

     You must cross out Item (2) of the above certification (Part 2) if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

     Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you on account of the New Debentures. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. You must complete this Letter of Transmittal if you are a Registered Holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- and either (1) you wish to tender the certificates representing your Existing Debentures to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Existing Debentures by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an "agent's message." In order to constitute a valid tender of your Existing Debentures, unless you comply with the guaranteed delivery procedures described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration date of the Exchange Offer: (1) certificates for the Existing Debentures, in proper form for transfer, or book-entry confirmation of transfer of the Existing Debentures into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry confirmation, an "agent's message" instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

     If you are a holder of Existing Debentures and wish to tender your Existing Debentures, but your certificates for Existing Debentures are not immediately available, time will not permit the certificates for the Existing Debentures or other required documents to reach the Exchange Agent before the expiration date of the Exchange Offer, or the procedure for book-entry transfer cannot be completed before the expiration date of the Exchange Offer, you may effect a tender if: (1) the tender is made through an "eligible guarantor institution" (as defined in Instruction 2 below); (2) prior to the expiration date of the Exchange Offer, the Exchange Agent receives from an "eligible guarantor institution" a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Existing Debentures you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Existing Debentures, in proper form for transfer, or a book-entry confirmation of transfer of the Existing Debentures into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry confirmation, an "agent's message" instead of the Letter of Transmittal, and (c) all other documents required by this Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an "eligible guarantor institution" in the form set forth in the Notice of Guaranteed Delivery.

     The method of delivery of certificates for Existing Debentures, Letters of Transmittal, "agent's messages" and all other required documents is at your election. If you deliver your Existing Debentures by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Existing Debentures, Letters of Transmittal, "agent's messages" or other required documents to the Exchange Agent at the address listed above. Please do not send these documents to Meridian.

     Meridian will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an "agent's message" instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     (a) this Letter of Transmittal is signed by the Registered Holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as an owner of Existing Debentures -- unless such holder(s) have completed either the box entitled "Special Payment/Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     (b) the Existing Debentures are tendered for the account of a firm that is an "eligible guarantor institution."

     In all other cases, an "eligible guarantor institution" must guarantee the signature(s) on this Letter of Transmittal. (See Instruction 5). An "eligible guarantor institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

     3. Inadequate Space. If the space provided in the box captioned "Description of Existing Debentures Tendered" is inadequate, the certificate number(s) and/or the principal amount of Existing Debentures and any other required information should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. If you are tendering less than all of the Existing Debentures evidenced by any certificate you are submitting, please fill in the principal amount of Existing Debentures which are to be tendered in column 3 of the box entitled "Description of Existing Debentures Tendered." In that case, unless you have otherwise indicated by completing the box entitled "Special Payment/ Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Existing Debentures that were evidenced by your old certificate(s) will be sent to the Registered Holder of the Existing Debentures, promptly after the expiration date of the Exchange Offer. The entire principal amount of all Existing Debentures represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Existing Debentures may be withdrawn (i) at any time prior to the expiration date of the Exchange Offer or (ii) from and after December 12, 2003, if Meridian has not accepted the tendered Existing Debentures for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration date of the Exchange Offer at the address listed above. Any notice of withdrawal must specify the name of the person who tendered the Existing Debentures to be withdrawn, identify the Existing Debentures to be withdrawn, including the principal amount of the Existing Debentures, and, where certificates representing Existing Debentures have been transmitted, specify the name in which the Existing Debentures are registered, if different from that of the withdrawing holder. If certificates for Existing Debentures have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an "eligible guarantor institution" unless the holder is an "eligible guarantor institution." If Existing Debentures have been tendered using the procedure for book-entry transfer described in the section of the Offering Memorandum entitled "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Existing Debentures and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by Meridian. Any such determination will be final and binding. Any Existing Debentures so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer. Properly withdrawn Existing Debentures may be retendered at any time prior to the expiration date of the Exchange Offer by following one of the procedures described in the section of the Offering Memorandum entitled "The Exchange Offer -- Procedures for Tendering Existing Debentures."

     Any Existing Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the Registered Holder without cost to that holder promptly after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Existing Debentures tendered using the
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

procedure for book-entry transfer described in the section of the Offering Memorandum entitled "The Exchange Offer -- Book-Entry Transfer," the Existing Debentures will be credited to the tendering holder's account with The Depository Trust Company.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the Registered Holder(s) of the Existing Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Existing Debentures tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Existing Debentures are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different Registered Holders.

     When this Letter of Transmittal is signed by the Registered Holder(s) of the Existing Debentures listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Debentures are to be issued in the name of a person other than the Registered Holder(s). Signatures on certificates or bond powers must be guaranteed by an "eligible guarantor institution."

     If a person or persons other than the Registered Holder(s) of Existing Debentures signs the Letter of Transmittal, certificates for the Existing Debentures must be endorsed, or accompanied by appropriate bond powers, signed exactly as the name(s) of the Registered Holder(s) that appear on the certificates for the Existing Debentures. Signatures on certificates or bond powers must be guaranteed by an "eligible guarantor institution."

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Existing Debentures, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     6. Special Issuance and Delivery Instructions. If New Debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Debentures are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes entitled "Special Payment/ Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Certificates for Existing Debentures not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. (See Instructions 4 and 5).

     7. Irregularities. All questions as to the validity, form, eligibility, including time of receipt, and acceptance of Existing Debentures tendered for exchange will be determined by us in our sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Existing Debentures improperly tendered or not to accept any Existing Debentures. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Existing Debentures either before or after the expiration date of the Exchange Offer -- including the right to waive the ineligibility of any holder who seeks to tender Existing Debentures in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Existing Debentures either before or after the expiration date of the Exchange Offer -- including the terms and conditions of this Letter of Transmittal and the accompanying instructions --will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Existing Debentures for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Existing Debentures for exchange, nor will we have any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. All questions regarding the procedures for tendering in the Exchange Offer and requests for assistance in tendering Existing Debentures should be directed to the Exchange Agent at the address or telephone number set forth on the front cover page of this Letter of Transmittal, or to the Information Agent at the address or one of the telephone numbers set forth on the back cover page of the Offering Memorandum. Additional copies of the Offering Memorandum, this Letter of

Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Existing Debentures are accepted for exchange must provide the Exchange Agent (as payor) with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above, or otherwise establish a basis for exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, payments made by the Exchange Agent on account of the New Debentures issued pursuant to the Exchange Offer may be subject to backup withholding as described under "Certain United States Federal Income Tax Considerations" in the Offering Memorandum.

     To prevent backup withholding, each tendering holder of Existing Debentures must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Existing Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report. If a holder does not have a TIN, such holder should consult the Guidelines for instructions on obtaining a TIN. If a holder has applied for, but not yet received, a TIN, such holder should write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Generally, such holder will have 60 days to obtain a TIN and provide it to the Exchange Agent before interest and dividend payments will be subject to backup withholding. For more information see the Guidelines.

     Certain holders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.

     10. Waiver of Conditions. Our obligation to complete the Exchange Offer is subject to the conditions described in the Offering Memorandum under the caption "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition, in whole or in part, at any time prior to the expiration date of the Exchange Offer, in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

     11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Debentures, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Existing Debentures for exchange.

     12. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Existing Debentures have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13. Transfer Taxes. You will not be obligated to pay any transfer taxes in connection with the tender of Existing Debentures in the Exchange Offer unless you instruct us to register New Debentures in the name of, or request that Existing Debentures not exchanged in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no newly registered Existing Debentures will be issued until such evidence is received by the Exchange Agent.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF EXISTING DEBENTURES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN "AGENT'S MESSAGE" INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

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